SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) August 6, 2002
                                                          --------------

                              DIRECTPLACEMENT, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


  Delaware                          0-25449                    33-085665
 (State or other                  (Commission                (IRS Employer
 jurisdiction of                  File Number)             Identification No.)
   Formation)


            3655 Nobel Drive, Suite 540, San Diego, California 92122
            --------------------------------------------------------
               (Address of principal executive offices)    (Zip Code)


        Registrant's telephone number, including area code (858) 623-1600
                                                           --------------

          (Former name or former address, if changes since last report)

Item 5.    Other Events

         On August 6, 2002, the Board of Directors (the "Board") of DirectPlacement, Inc., a Delaware corporation (the "Company"), elected to close the trading desk operations of DP Securities, Inc., a wholly owned subsidiary of the Company. The Board's decision was based in part upon the recent termination of its head of trading and the unit's failure to meet performance expectations. Future trading desk requirements, if any, will be handled by PCS Securities, Inc., a wholly owned subsidiary of the Company.



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

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.


                                      DIRECTPLACEMENT, INC.


                                      By:/s/ BRIAN M. OVERSTREET
                                         ---------------------------------------
                                      Name:  Brian M. Overstreet
                                      Title: President and Chief Executive
                                             Officer


Dated:  August 8, 2002


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